UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 10, 2004


                           SELECT COMFORT CORPORATION
             (Exact name of registrant as specified in its charter)


                                    MINNESOTA
         (State or other jurisdiction of incorporation or organization)

        0-25121                                         41-1597886
(Commission File No.)                          (IRS Employer Identification No.)

              6105 Trenton Lane North, Minneapolis, Minnesota 55442
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (763) 551-7000
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02.  ELECTION OF DIRECTORS.

On November 10, 2004, Trudy Rautio, President, Carlson Hotels Worldwide, the Americas, announced her resignation from the Board of Directors of Select Comfort Corporation, effective as of November 11, 2004. Ms. Rautio's decision to resign from the Board follows the recent agreement between Carlson Hotels Worldwide and Select Comfort Corporation to begin supplying SLEEP NUMBER(R) beds to all Radisson Hotels & Resorts(R) in the United States, Canada and the Caribbean. Radisson is one of the brands of Carlson Hotels Worldwide.

The Company announced that the Board of Directors has elected Christine M. Day, President, Asia Pacific Group, Starbucks Coffee International, to fill the vacancy on the Board of Directors, effective as of November 11, 2004. Ms. Day was also appointed to serve on the Compensation Committee of the Board of Directors. There is no arrangement or understanding between Ms. Day and any other persons pursuant to which Ms. Day was elected as a director. Ms. Day does not have a direct or indirect material interest in any existing or currently proposed transaction to which the Company is or may become a party.

A press release, issued by the Company on November 10, 2004, announcing Ms. Rautio's resignation from the Board of Directors and Ms. Day's appointment to fill the vacancy on the Board of Directors, is attached to this report as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(C)     EXHIBITS.

Exhibit 99.1   Press Release, dated November 10, 2004


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SELECT COMFORT CORPORATION
                                               (Registrant)


Dated:  November 10, 2004                      By:    /s/ Mark A. Kimball
                                                  -----------------------------

                                               Title: Senior Vice President
                                                     --------------------------



                                INDEX TO EXHIBITS

Exhibit No.           Description of Exhibit
-----------           ----------------------
99.1                  Press Release, dated November 10, 2004



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